Lincoln Financial Group®

You're In Charge®

Statistical Supplement

First Quarter 2016

Lincoln Financial Group
Table of Contents

Analyst Coverage and Credit Ratings	1
Notes	2
Consolidated
Consolidated Statements of Income (Loss)	3
Consolidated Balance Sheets	4
Earnings, Shares, and Return on Equity	5
Key Stakeholder Metrics	6
Segment and Sources of Earnings	7
Select Earnings Drivers By Segment	8
Sales By Segment	9
Operating Revenues and General and Administrative Expenses By Segment	10
Operating Commissions and Other Expenses	11
Interest Rate Yields and Spreads By Segment	12
Select Earnings and Operational Data from Business Segments
Annuities	13
Retirement Plan Services	14
Life Insurance	15
Group Protection	16
Other Operations	17
DAC & Account Value Rollforwards
Consolidated DAC, VOBA, DSI and DFEL Roll Forwards	18
Account Value Roll Forwards:
Annuities	19
Retirement Plan Services	20
Life Insurance	21
Other Information
Select Investment Data	22
Realized Gain (Loss) and Benefit Ratio Unlocking, After-DAC	23
Select Non-GAAP to GAAP Reconciliations	24

Lincoln Financial Group
Analyst Coverage

Firm	Analyst				Phone Number
Bank of America Merrill Lynch	Seth Weiss				646-855-3783
Barclays Capital	Jay Gelb				212-526-1561
Citi Research	Erik Bass				212-816-5257
Deutsche Bank	Yaron Kinar				212-250-7927
Dowling & Partners	Humphrey Lee				860-676-7324
FBR Capital Markets	Randy Binner				703-312-1890
Goldman Sachs	Michael Kovac				212-902-2303
J.P. Morgan Securities	Jimmy Bhullar				212-622-6397
Janney Montgomery Scott	Bob Glasspiegel				860-724-1203
Keefe, Bruyette and Woods	Ryan Krueger				860-722-5930
Macquarie Capital	Sean Dargan				212-231-0663
Morgan Stanley	Nigel Dally				212-761-4132
Piper Jaffray	John Nadel				212-284-6123
Raymond James and Associates	Steven Schwartz				312-612-7686
RBC Capital	Eric Berg				212-618-7593
Sandler O’Neill & Partners, L.P.	John Barnidge				312-281-3412
UBS	Suneet Kamath				212-713-1355
Wells Fargo Securities	John Hall				212-214-8032

This list is provided for informational purposes only. Lincoln Financial Group does not endorse the analyses, conclusions or recommendations contained in any report issued by these or any other analysts.
Ratings as of May 4, 2016
Standard
		A.M Best	Fitch	Moody's	& Poor's
Senior Debt Ratings		a-	BBB+	Baa1	A-
Financial Strength Ratings
Lincoln National Life Insurance Company		A+	A+	A1	AA-
First Penn-Pacific Life Insurance Company		A	A+	A1	A-
Lincoln Life & Annuity Company of New York		A+	A+	A1	AA-

Investor Inquiries May Be Directed To:
Chris Giovanni, Senior Vice President, Investor Relations
Email: Christopher.Giovanni@lfg.com
Phone: 484-583-1793

Lincoln Financial Group
Notes

Computations
The quarterly financial information for the current year may not sum to the corresponding year-to-date amount as both are rounded to millions.
The financial ratios reported herein are calculated using whole dollars instead of dollars rounded to millions.
If the effect of equity classification would result in a more dilutive Earnings Per Share (“EPS”), the numerator used in the calculation of our diluted EPS is adjusted to remove the mark-to-market adjustment for deferred units of LNC stock in our deferred compensation plans. In addition, for any period where a loss from continuing operations is experienced, shares used in the diluted EPS calculation represent basic shares, as using dilutive shares would be anti-dilutive to the calculation. In these periods, we would also exclude the deferred compensation adjustment.
Return on equity (“ROE”) measures how efficiently we generate profits from the resources provided by our net assets. ROE is calculated by dividing annualized net income (loss) (or income (loss) from operations) by average equity, excluding accumulated other comprehensive income (loss) (“AOCI”). Management evaluates consolidated ROE by both including and excluding the effect of average goodwill.
Book value per share, excluding AOCI, is calculated by dividing stockholders’ equity, excluding AOCI, by common shares outstanding. We provide book value per share, excluding AOCI, to enable investors to analyze the amount of our net worth that is attributable primarily to our business operations.
Pre-tax net margin is calculated by dividing income (loss) from operations before taxes by net revenue, which is defined as total operating revenues less interest credited.

Definitions
Holding company available liquidity consists of cash and invested cash, excluding cash held as collateral, and certain short-term investments that can be readily converted into cash, net of commercial paper outstanding.

Sales as reported consist of the following:
• MoneyGuard®, our linked-benefit product – 15% of total expected premium deposits;
• Universal life (“UL”), indexed universal life ("IUL"), variable universal life (“VUL”) – first year commissionable premiums plus 5% of excess premiums received, including an adjustment for internal replacements of approximately 50% of commissionable premiums;
• Executive Benefits - single premium bank-owned UL and VUL, 15% of single premium deposits, and corporate owned UL and VUL, first year commissionable premiums plus
5% of excess premium received, including an adjustment for internal replacements of approximately 50% of commissionable premiums;
• Term – 100% of annualized first year premiums;
• Annuities – deposits from new and existing customers; and
• Group Protection – annualized first year premiums from new policies.

Throughout the document, “after-DAC” refers to the associated amortization expense of deferred acquisition costs (“DAC”), value of business acquired (“VOBA”), deferred sales inducements (“DSI”) and deferred front-end loads (“DFEL”) and changes in other contract holder funds.

Sources of Earnings are defined as follows:
• Investment spread earnings consist primarily of net investment income, net of interest credited earned on the underlying general account investments supporting our fixed products less related expenses.
• Mortality/morbidity earnings result from mortality margins, morbidity margins, and certain expense assessments and related fees that are a function of the rates priced into the product and level of insurance in force.
• Fees on Assets Under Management (“AUM”) earnings results consist primarily of asset-based fees charged based on variable account values less associated benefits and related expenses.
• Variable Annuity (“VA”) Riders earnings consist of fees charged to the contract holder related to guaranteed benefit rider features, less the net valuation premium and associated change in benefit reserves and related expenses.

Page 2a

Lincoln Financial Group
Notes

Non-GAAP Performance Measures

Non-GAAP measures do not replace the most directly comparable GAAP measures, and we have included detailed reconciliations herein.

We exclude the after-tax effects of the following items from GAAP net income (loss) to arrive at income (loss) from operations:
• Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪ Sales or disposals and impairments of securities;
▪ Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities (“gain (loss) on the mark-to-market on certain instruments”);
▪ Changes in the fair value of the derivatives we own to hedge our guaranteed death benefit (“GDB”) riders reflected within our variable annuities;
▪ Changes in the fair value of the embedded derivatives of our guaranteed living benefit (“GLB”) riders reflected within variable annuity net derivative results accounted for at fair value;
▪ Changes in the fair value of the derivatives we own to hedge our guaranteed living benefit ("GLB") riders reflected within variable annuity net derivative results;
▪ Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value (“indexed annuity forward-starting option”);
• Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders (“benefit ratio unlocking”);
• Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
• Gains (losses) on early extinguishment of debt;
• Losses from the impairment of intangible assets;
• Income (loss) from discontinued operations; and
• Income (loss) from the initial adoption of new accounting standards.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items:
• Excluded realized gain (loss);
• Revenue adjustments from the initial adoption of new accounting standards;
• Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
• Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.

Management believes that the non-GAAP performance measures discussed above explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current business as the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments. In addition, we believe that our definitions of operating revenues and income from operations provide investors with more valuable measures of our performance as they better reveal trends in our business.

Statistical Supplement is Dated
The financial data in this document is dated May 4, 2016, and has not been updated since that date. Lincoln Financial Group does not intend to update this document.

Page 2b

Consolidated

Lincoln
Financial Group®
You're In Charge®

Lincoln Financial Group
Consolidated Statements of Income (Loss)
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended
	3/31/15	6/30/15	9/30/15	12/31/15	3/31/16	Change
Revenues
Insurance premiums	$790	$782	$825	$848	$816	3.3%
Fee income	1,222	1,239	1,469	1,116	1,235	1.1%
Net investment income	1,187	1,187	1,254	1,200	1,172	-1.3%
Realized gain (loss):
Other-than-temporary impairment (“OTTI”)	(13)	(7)	(18)	(16)	(36)	NM
Realized gain (loss), excluding OTTI	(35)	17	45	(124)	(78)	NM
Total realized gain (loss)	(48)	10	27	(140)	(114)	NM
Amortization of deferred gains on business
sold through reinsurance	18	18	18	18	18	0.0%
Other revenues	135	145	123	130	116	-14.1%
Total revenues	3,304	3,381	3,716	3,172	3,243	-1.8%

Expenses
Interest credited	625	629	622	632	633	1.3%
Benefits	1,236	1,220	1,327	1,262	1,331	7.7%
Commissions and other expenses	1,013	1,014	1,432	859	976	-3.7%
Interest and debt expense	68	69	67	68	68	0.0%
Total expenses	2,942	2,932	3,448	2,821	3,008	2.2%
Income (loss) from continuing operations before taxes	362	449	268	351	235	-35.1%
Federal income tax expense (benefit)	62	105	41	68	27	-56.5%
Net income (loss)	300	344	227	283	208	-30.7%
Adjustment for LNC stock units in our
deferred compensation plans	(1)	-	(7)	-	(7)	NM
Net income (loss) available to common
stockholders – diluted	$299	$344	$220	$283	$201	-32.8%

Earnings (Loss) Per Common Share – Diluted
Net income (loss)	$1.15	$1.35	$0.87	$1.14	$0.82	-28.7%

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	3/31/15	6/30/15	9/30/15	12/31/15	3/31/16	Change
ASSETS
Investments:
Available-for-sale (“AFS”) securities:
Corporate bonds	$77,063	$74,169	$74,432	$74,032	$76,956	-0.1%
U.S. government bonds	452	428	438	429	450	-0.4%
Foreign government bonds	561	540	532	524	532	-5.2%
Mortgage-backed securities	4,674	4,476	4,252	4,104	4,028	-13.8%
Asset-backed collateralized debt obligations	423	499	515	589	628	48.5%
State and municipal bonds	4,705	4,418	4,480	4,480	4,744	0.8%
Hybrid and redeemable preferred securities	935	892	857	806	726	-22.4%
VIEs' fixed maturity securities	598	598	598	598	599	0.2%
Equity securities	210	227	242	237	245	16.7%
Total AFS securities	89,621	86,247	86,346	85,799	88,908	-0.8%
Trading securities	2,077	1,949	1,914	1,854	1,864	-10.3%
Mortgage loans on real estate	7,654	8,171	8,431	8,678	8,916	16.5%
Real estate	19	24	21	17	17	-10.5%
Policy loans	2,664	2,654	2,647	2,545	2,533	-4.9%
Derivative investments	2,095	1,340	2,020	1,537	2,085	-0.5%
Other investments	1,885	1,624	1,820	1,778	2,048	8.6%
Total investments	106,015	102,009	103,199	102,208	106,371	0.3%
Cash and invested cash	3,487	2,327	3,772	3,146	3,177	-8.9%
DAC and VOBA	8,156	9,150	8,866	9,510	8,984	10.2%
Premiums and fees receivable	452	415	383	376	401	-11.3%
Accrued investment income	1,129	1,064	1,116	1,070	1,108	-1.9%
Reinsurance recoverables	5,598	5,608	5,559	5,623	5,597	0.0%
Funds withheld reinsurance assets	646	642	639	629	630	-2.5%
Goodwill	2,273	2,273	2,273	2,273	2,273	0.0%
Other assets	2,869	3,617	3,420	3,454	3,671	28.0%
Separate account assets	127,828	128,079	120,275	123,619	123,506	-3.4%
Total assets	$258,453	$255,184	$249,502	$251,908	$255,718	-1.1%

Page 4a

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	3/31/15	6/30/15	9/30/15	12/31/15	3/31/16	Change
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Future contract benefits	$20,468	$20,166	$20,523	$20,708	$21,438	4.7%
Other contract holder funds	75,663	76,243	76,451	77,362	77,475	2.4%
Short-term debt	250	-	-	-	-	-100.0%
Long-term debt by rating agency leverage definitions:
Operating (see note (2) on page 6 for details)	1,115	1,115	1,115	1,115	1,115	0.0%
Financial	4,480	4,384	4,459	4,438	4,535	1.2%
Reinsurance related embedded derivatives	165	120	116	87	111	-32.7%
Funds withheld reinsurance liabilities	717	718	676	638	597	-16.7%
Deferred gain on business sold through reinsurance	153	134	116	98	79	-48.4%
Payables for collateral on investments	5,046	4,587	5,297	4,657	5,017	-0.6%
VIEs' liabilities	5	3	2	4	-	-100.0%
Other liabilities	6,340	4,936	6,071	5,565	7,187	13.4%
Separate account liabilities	127,828	128,079	120,275	123,619	123,506	-3.4%
Total liabilities	242,230	240,485	235,101	238,291	241,060	-0.5%

Stockholders’ Equity
Common stock	6,493	6,469	6,380	6,298	6,162	-5.1%
Retained earnings	6,077	6,286	6,358	6,474	6,565	8.0%
AOCI:
Unrealized investment gains (losses)	3,929	2,220	1,940	1,149	2,235	-43.1%
Foreign currency translation adjustment	(4)	3	(2)	(5)	(7)	-75.0%
Funded status of employee benefit plans	(272)	(279)	(275)	(299)	(297)	-9.2%
Total AOCI	3,653	1,944	1,663	845	1,931	-47.1%
Total stockholders’ equity	16,223	14,699	14,401	13,617	14,658	-9.6%
Total liabilities and stockholders’ equity	$258,453	$255,184	$249,502	$251,908	$255,718	-1.1%

Page 4b

Lincoln Financial Group
Earnings, Shares, and Return on Equity
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended
	3/31/15	6/30/15	9/30/15	12/31/15	3/31/16	Change
Income (Loss)
Pre-tax income (loss) from operations	$443	$490	$364	$504	$397	-10.4%
After-tax income (loss) from operations	352	371	289	382	314	-10.8%
Operating tax rate	20.5%	24.3%	20.6%	24.2%	20.9%
Net income (loss)	300	344	227	283	208	-30.7%

Average Stockholders’ Equity
Average equity, including AOCI	$15,982	$15,461	$14,550	$14,009	$14,137	-11.5%
Average AOCI	3,374	2,799	1,804	1,254	1,388	-58.9%
Average equity, excluding AOCI	$12,608	$12,662	$12,746	$12,755	$12,749	1.1%

ROE
Income (loss) from operations	11.2%	11.7%	9.1%	12.0%	9.8%
Net income (loss)	9.5%	10.9%	7.1%	8.9%	6.5%

Per Share
Income (loss) from operations (diluted)	$1.35	$1.46	$1.11	$1.54	$1.25	-7.4%
Net income (loss) (diluted)	1.15	1.35	0.87	1.14	0.82	-28.7%
Dividends declared during the period	0.20	0.20	0.20	0.25	0.25	25.0%
Book value, including AOCI	64.14	58.58	58.19	55.85	61.33	-4.4%
Book value, excluding AOCI	49.70	50.83	51.47	52.38	53.25	7.1%

Shares
Repurchased during the period	6.0	2.6	3.7	3.7	5.5	-8.7%
End-of-period – basic	252.9	250.9	247.5	243.8	239.0	-5.5%
End-of-period – diluted	257.2	254.1	251.2	246.7	242.2	-5.8%
Average for the period – diluted	260.6	255.1	253.2	248.9	245.1	-5.9%

Lincoln Financial Group
Key Stakeholder Metrics
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended
	3/31/15	6/30/15	9/30/15	12/31/15	3/31/16	Change

Cash Returned to Common Stockholders
Shares repurchased	$350	$150	$200	$200	$200	-42.9%
Common dividends	51	51	50	49	61	19.6%
Total cash returned to common stockholders	$401	$201	$250	$249	$261	-34.9%

Leverage Ratio
Short-term debt	$250	$-	$-	$-	$-	-100.0%
Long-term debt	5,595	5,499	5,574	5,553	5,650	1.0%
Total debt (1)	5,845	5,499	5,574	5,553	5,650	-3.3%
Less:
Long-term operating debt (2)	1,115	1,115	1,115	1,115	1,115	0.0%
25% of capital securities	301	301	302	302	302	0.3%
Carrying value of fair value hedges	315	217	292	270	365	15.9%
Total numerator	$4,114	$3,866	$3,865	$3,866	$3,868	-6.0%

Stockholders’ equity, excluding unrealized
investment gains (losses)	$12,294	$12,479	$12,461	$12,468	$12,423	1.0%
Add: 25% of capital securities	301	301	302	302	302	0.3%
Total numerator	4,114	3,866	3,865	3,866	3,868	-6.0%
Total denominator	$16,709	$16,646	$16,628	$16,636	$16,593	-0.7%

Leverage ratio	24.6%	23.2%	23.2%	23.2%	23.3%

Holding Company Available Liquidity	$786	$545	$505	$608	$539	-31.4%

(1) Excludes obligations under capital leases of $130 million that are reported in other liabilities on our Consolidated Balance Sheets.
(2) We have categorized as operating debt the senior notes issued in October 2007 and June 2010 because the proceeds were used as a long-term structured solution to reduce the strain on increasing statutory reserves associated with secondary guarantee UL and term policies and the senior note issued in September 2008 by our primary insurance subsidiary.

Lincoln Financial Group
Segment and Sources of Earnings
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/15	6/30/15	9/30/15	12/31/15	3/31/16	Change
Income (Loss) from Operations, Pre-Tax
Annuities	$293	$328	$328	$309	$272	-7.2%
Retirement Plan Services	48	39	57	45	41	-14.6%
Life Insurance	156	152	46	175	103	-34.0%
Group Protection	(10)	30	26	20	8	180.0%
Other Operations	(44)	(59)	(93)	(45)	(27)	38.6%
Income (loss) from operations, before income taxes	$443	$490	$364	$504	$397	-10.4%

Sources of Earnings, Pre-Tax
Investment spread	$164	$175	$136	$179	$139	-15.2%
Mortality/morbidity	74	110	48	115	65	-12.2%
Fees on AUM	205	218	282	219	191	-6.8%
VA riders	44	46	(9)	36	29	-34.1%
Total sources of earnings, before income taxes	487	549	457	549	424	-12.9%
Other Operations	(44)	(59)	(93)	(45)	(27)	38.6%
Income (loss) from operations, before income taxes	$443	$490	$364	$504	$397	-10.4%

Sources of Earnings, Pre-Taxes, Percentage By Component
Investment spread	33.8%	32.0%	29.7%	32.6%	32.8%
Mortality/morbidity	15.2%	19.9%	10.4%	21.0%	15.3%
Fees on AUM	42.0%	39.7%	61.9%	39.9%	45.1%
VA riders	9.0%	8.4%	-2.0%	6.5%	6.8%
Total	100.0%	100.0%	100.0%	100.0%	100.0%

Income (Loss) from Operations, After-Tax
Annuities	$239	$255	$259	$243	$218	-8.8%
Retirement Plan Services	35	30	42	33	31	-11.4%
Life Insurance	111	105	36	119	75	-32.4%
Group Protection	(6)	19	17	13	5	183.3%
Other Operations	(27)	(38)	(65)	(26)	(15)	44.4%
Income (loss) from operations	$352	$371	$289	$382	$314	-10.8%

Lincoln Financial Group
Select Earnings Drivers By Segment
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/15	6/30/15	9/30/15	12/31/15	3/31/16	Change
Annuities
Operating revenues	$989	$991	$1,060	$1,079	$1,039	5.1%
Deposits	2,990	3,380	3,304	3,018	2,353	-21.3%
Net flows	196	397	536	435	(35)	NM
Average account values	122,877	125,820	122,668	122,330	118,189	-3.8%

Retirement Plan Services
Operating revenues	$273	$270	$282	$276	$267	-2.2%
Deposits	1,704	1,862	1,884	2,095	1,791	5.1%
Net flows	115	306	251	(221)	78	-32.2%
Average account values	54,018	55,264	54,184	54,396	52,999	-1.9%

Life Insurance
Operating revenues	$1,432	$1,443	$1,727	$1,348	$1,478	3.2%
Deposits	1,311	1,344	1,400	1,542	1,238	-5.6%
Net flows	888	929	1,019	1,170	830	-6.5%
Average account values	42,468	42,891	42,963	43,269	43,795	3.1%
Average in-force face amount	642,258	646,261	651,256	657,846	664,753	3.5%

Group Protection
Operating revenues	$605	$617	$570	$565	$534	-11.7%
Non-medical earned premiums	535	535	522	516	489	-8.6%

Consolidated
Operating revenues	$3,394	$3,417	$3,735	$3,354	$3,400	0.2%
Deposits	6,005	6,586	6,588	6,655	5,382	-10.4%
Net flows	1,199	1,632	1,806	1,384	873	-27.2%
Average account values	219,363	223,975	219,815	219,995	214,983	-2.0%

Lincoln Financial Group
Sales By Segment
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/15	6/30/15	9/30/15	12/31/15	3/31/16	Change
Sales
Annuities:
With guaranteed living benefits	$1,982	$2,157	$1,991	$1,698	$1,248	-37.0%
Without guaranteed living benefits	715	858	747	664	437	-38.9%
Variable	2,697	3,015	2,738	2,362	1,685	-37.5%
Fixed	293	365	566	656	668	128.0%
Total Annuities	$2,990	$3,380	$3,304	$3,018	$2,353	-21.3%

Retirement Plan Services:
First-year sales	$382	$673	$706	$902	$393	2.9%
Recurring deposits	1,322	1,189	1,178	1,193	1,398	5.7%
Total Retirement Plan Services	$1,704	$1,862	$1,884	$2,095	$1,791	5.1%

Life Insurance:
UL	$20	$22	$23	$25	$18	-10.0%
MoneyGuard®	40	46	52	54	42	5.0%
IUL	15	23	21	27	18	20.0%
VUL	45	43	47	58	29	-35.6%
Term	19	21	20	25	25	31.6%
Total individual life insurance	139	155	163	189	132	-5.0%
Executive Benefits	14	46	10	9	7	-50.0%
Total Life Insurance	$153	$201	$173	$198	$139	-9.2%

Group Protection:
Life	$25	$26	$24	$86	$27	8.0%
Disability	22	23	22	94	22	0.0%
Dental	9	13	15	43	10	11.1%
Total Group Protection	$56	$62	$61	$223	$59	5.4%
Percent employee-paid	61.0%	44.2%	49.5%	47.4%	54.5%

Lincoln Financial Group
Operating Revenues and General and Administrative Expenses By Segment
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/15	6/30/15	9/30/15	12/31/15	3/31/16	Change
Operating Revenues
Annuities	$989	$991	$1,060	$1,079	$1,039	5.1%
Retirement Plan Services	273	270	282	276	267	-2.2%
Life Insurance	1,432	1,443	1,727	1,348	1,478	3.2%
Group Protection	605	617	570	565	534	-11.7%
Other Operations	95	96	96	86	82	-13.7%
Total	$3,394	$3,417	$3,735	$3,354	$3,400	0.2%

General and Administrative Expenses,
Net of Amounts Capitalized
Annuities	$109	$118	$113	$120	$114	4.6%
Retirement Plan Services	71	78	77	80	74	4.2%
Life Insurance	108	114	105	115	111	2.8%
Group Protection	67	71	70	72	69	3.0%
Other Operations	14	26	56	18	-	-100.0%
Total	$369	$407	$421	$405	$368	-0.3%

General and Administrative Expenses,
Net of Amounts Capitalized, as a Percentage
of Operating Revenues
Annuities	11.1%	11.9%	10.6%	11.1%	11.0%
Retirement Plan Services	25.9%	28.9%	27.2%	29.0%	27.7%
Life Insurance	7.6%	7.9%	6.1%	8.5%	7.5%
Group Protection	11.1%	11.4%	12.2%	12.7%	13.0%
Other Operations	14.3%	27.5%	57.9%	22.0%	0.6%
Total	10.9%	11.9%	11.3%	12.1%	10.8%

Lincoln Financial Group
Operating Commissions and Other Expenses
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/15	6/30/15	9/30/15	12/31/15	3/31/16	Change
Operating Commissions and
Other Expenses Incurred
General and administrative expenses	$416	$452	$468	$465	$410	-1.4%
Commissions	577	602	598	623	522	-9.5%
Media expenses	14	14	-	-	-	-100.0%
Taxes, licenses and fees	74	57	63	46	68	-8.1%
Interest and debt expense	68	69	67	68	68	0.0%
Expenses associated with reserve financing
and unrelated letters of credit	19	18	18	18	18	-5.3%
Total operating commissions and other
expenses incurred	1,168	1,212	1,214	1,220	1,086	-7.0%

Less Amounts Capitalized
General and administrative expenses	(47)	(45)	(47)	(60)	(42)	10.6%
Commissions	(296)	(313)	(320)	(340)	(251)	15.2%
Taxes, licenses and fees	(8)	(8)	(8)	(7)	(8)	0.0%
Total amounts capitalized	(351)	(366)	(375)	(407)	(301)	14.2%
Total expenses incurred, net of amounts
capitalized, excluding amortization	817	846	839	813	785	-3.9%

Amortization
Amortization of DAC and VOBA	261	237	674	110	258	-1.1%
Amortization of intangibles	1	1	1	1	1	0.0%
Total amortization	262	238	675	111	259	-1.1%
Total operating commissions and
other expenses	$1,079	$1,084	$1,514	$924	$1,044	-3.2%

Lincoln Financial Group
Interest Rate Yields and Spreads By Segment
Unaudited

	For the Three Months Ended
	3/31/15	6/30/15	9/30/15	12/31/15	3/31/16	Change
Annuities
Earned rate on reserves	4.24%	4.20%	4.19%	4.12%	4.12%	(12)
Variable investment income on reserves (1)	0.20%	0.06%	0.18%	0.15%	0.06%	(14)
Net investment income yield on reserves	4.44%	4.26%	4.37%	4.27%	4.18%	(26)
Interest rate credited to contract holders	2.64%	2.61%	2.56%	2.53%	2.60%	(4)
Interest rate spread	1.80%	1.65%	1.81%	1.74%	1.58%	(22)
Base spreads excluding variable investment income	1.60%	1.59%	1.63%	1.59%	1.52%	(8)

Retirement Plan Services
Earned rate on reserves	4.65%	4.61%	4.71%	4.62%	4.58%	(7)
Variable investment income on reserves (1)	0.18%	0.03%	0.19%	0.12%	0.05%	(13)
Net investment income yield on reserves	4.83%	4.64%	4.90%	4.74%	4.63%	(20)
Interest rate credited to contract holders	3.02%	3.01%	3.01%	3.01%	2.98%	(4)
Interest rate spread	1.81%	1.63%	1.89%	1.73%	1.65%	(16)
Base spreads excluding variable investment income	1.63%	1.60%	1.70%	1.61%	1.60%	(3)

Life Insurance
Earned rate on reserves	5.33%	5.31%	5.33%	5.33%	5.26%	(7)
Variable investment income on reserves (1)	0.22%	0.19%	0.42%	0.08%	-0.01%	(23)
Net investment income yield on reserves	5.55%	5.50%	5.75%	5.41%	5.25%	(30)
Interest rate credited to contract holders	3.88%	3.97%	3.92%	3.97%	3.92%	4
Interest rate spread	1.67%	1.53%	1.83%	1.44%	1.33%	(34)
Base spreads excluding variable investment income	1.45%	1.34%	1.41%	1.36%	1.34%	(11)

Total (2)
Earned rate (3)	4.84%	4.80%	4.86%	4.85%	4.78%	(6)
Variable investment income (1) (3)	0.19%	0.17%	0.36%	0.09%	-0.01%	(20)
Net investment income yield (3)	5.03%	4.97%	5.22%	4.94%	4.77%	(26)
Interest rate credited to contract holders	3.34%	3.38%	3.34%	3.35%	3.34%	-
Interest rate spread	1.69%	1.59%	1.88%	1.59%	1.43%	(26)
Base spreads excluding variable investment income	1.50%	1.42%	1.52%	1.50%	1.44%	(6)
(1) Variable investment income consists of commercial mortgage loan prepayment and bond make-whole premiums and investment income on alternative investments.
(2) Includes the results of all of our business segments and Other Operations.
(3) Includes investment yields on reserves and surplus.

Select Earnings and Operational Data from Business Segments

Lincoln
Financial Group®
You're In Charge®

Lincoln Financial Group
Annuities – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended
	3/31/15	6/30/15	9/30/15	12/31/15	3/31/16	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$79	$55	$129	$154	$151	91.1%
Fee income	510	531	520	517	493	-3.3%
Net investment income	247	247	257	252	251	1.6%
Operating realized gain (loss)	43	45	45	44	44	2.3%
Other revenues	110	113	109	112	100	-9.1%
Total operating revenues	989	991	1,060	1,079	1,039	5.1%
Operating expenses:
Interest credited	143	139	134	135	140	-2.1%
Benefits	129	90	219	214	216	67.4%
Commissions incurred	249	267	261	257	218	-12.4%
Other expenses incurred	222	231	220	227	218	-1.8%
Amounts capitalized	(147)	(165)	(160)	(146)	(112)	23.8%
Amortization	100	101	58	83	87	-13.0%
Total operating expenses	696	663	732	770	767	10.2%
Income (loss) from operations before taxes	293	328	328	309	272	-7.2%
Federal income tax expense (benefit)	54	73	69	66	54	0.0%
Income (loss) from operations	$239	$255	$259	$243	$218	-8.8%

Effective Federal Income Tax Rate	18.2%	22.4%	20.9%	21.4%	19.8%

Average Equity, Excluding Goodwill and AOCI	$3,887	$4,073	$4,262	$4,335	$4,381	12.7%

ROE, Excluding Goodwill	24.6%	25.0%	24.3%	22.4%	19.9%

Return on Average Account Values	78	81	84	79	74	(4)

Account Values
Variable annuity account values:
Average	$105,240	$108,051	$104,676	$104,052	$99,610	-5.3%
End-of-period	106,279	106,600	100,580	103,145	102,902	-3.2%
Fixed annuity account values:
Average	17,637	17,769	17,992	18,278	18,579	5.3%
End-of-period	17,975	17,935	18,027	18,451	18,829	4.8%

Lincoln Financial Group
Retirement Plan Services – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended
	3/31/15	6/30/15	9/30/15	12/31/15	3/31/16	Change
Income (Loss) from Operations
Operating revenues:
Fee income	$62	$61	$60	$61	$55	-11.3%
Net investment income	208	206	219	213	207	-0.5%
Other revenues	3	3	3	2	5	66.7%
Total operating revenues	273	270	282	276	267	-2.2%
Operating expenses:
Interest credited	123	123	124	126	125	1.6%
Benefits	-	1	-	-	-	NM
Commissions incurred	20	20	19	19	19	-5.0%
Other expenses incurred	80	85	83	88	82	2.5%
Amounts capitalized	(7)	(7)	(6)	(9)	(6)	14.3%
Amortization	9	9	5	7	6	-33.3%
Total operating expenses	225	231	225	231	226	0.4%
Income (loss) from operations before taxes	48	39	57	45	41	-14.6%
Federal income tax expense (benefit)	13	9	15	12	10	-23.1%
Income (loss) from operations	$35	$30	$42	$33	$31	-11.4%

Effective Federal Income Tax Rate	26.8%	24.1%	27.3%	25.4%	25.8%

Average Equity, Excluding Goodwill and AOCI	$1,006	$993	$1,010	$1,045	$1,067	6.1%

ROE, Excluding Goodwill	14.0%	12.0%	16.4%	12.8%	11.5%

Pre-tax Net Margin	32.1%	26.8%	36.2%	29.8%	29.1%

Return on Average Account Values	26	22	31	25	23	-11.5%

Net Flows by Market
Small Market	(19)	2	88	190	13	168.4%
Mid - Large Market	387	555	359	(185)	215	-44.4%
Multi-Fund® and Other	(253)	(251)	(196)	(226)	(150)	40.7%

Net Flows – Trailing Twelve Months	$(405)	$(465)	$(264)	$452	$415	202.5%

Lincoln Financial Group
Life Insurance – Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended
	3/31/15	6/30/15	9/30/15	12/31/15	3/31/16	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$149	$160	$166	$174	$172	15.4%
Fee income	649	647	890	538	687	5.9%
Net investment income	626	626	662	628	611	-2.4%
Operating realized gain (loss)	-	2	-	(1)	-	NM
Other revenues	8	8	9	9	8	0.0%
Total operating revenues	1,432	1,443	1,727	1,348	1,478	3.2%
Operating expenses:
Interest credited	338	345	344	352	348	3.0%
Benefits	650	673	578	661	740	13.8%
Commissions incurred	162	160	175	199	147	-9.3%
Other expenses incurred	185	183	182	181	185	0.0%
Amounts capitalized	(179)	(182)	(193)	(224)	(165)	7.8%
Amortization	120	112	595	4	120	0.0%
Total operating expenses	1,276	1,291	1,681	1,173	1,375	7.8%
Income (loss) from operations before taxes	156	152	46	175	103	-34.0%
Federal income tax expense (benefit)	45	47	10	56	28	-37.8%
Income (loss) from operations	$111	$105	$36	$119	$75	-32.4%

Effective Federal Income Tax Rate	28.8%	31.4%	22.5%	31.6%	27.5%

Average Equity, Excluding Goodwill and AOCI	$6,226	$6,422	$6,506	$6,435	$6,405	2.9%

ROE, Excluding Goodwill	7.1%	6.5%	2.2%	7.4%	4.7%

Average Account Values	$42,468	$42,891	$42,963	$43,269	$43,795	3.1%

In-Force Face Amount
UL and other	$324,815	$326,026	$328,115	$331,299	$331,690	2.1%
Term insurance	318,832	322,848	325,522	330,755	335,762	5.3%
Total in-force face amount	$643,647	$648,874	$653,637	$662,054	$667,452	3.7%

Lincoln Financial Group
Group Protection – Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/15	6/30/15	9/30/15	12/31/15	3/31/16	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$561	$567	$519	$516	$489	-12.8%
Net investment income	43	47	48	45	42	-2.3%
Other revenues	1	3	3	4	3	200.0%
Total operating revenues	605	617	570	565	534	-11.7%
Operating expenses:
Interest credited	1	1	-	1	1	0.0%
Benefits	440	421	386	387	340	-22.7%
Commissions incurred	66	69	62	63	62	-6.1%
Other expenses incurred	94	93	95	104	93	-1.1%
Amounts capitalized	(17)	(12)	(16)	(27)	(15)	11.8%
Amortization	31	15	17	17	45	45.2%
Total operating expenses	615	587	544	545	526	-14.5%
Income (loss) from operations before taxes	(10)	30	26	20	8	180.0%
Federal income tax expense (benefit)	(4)	11	9	7	3	175.0%
Income (loss) from operations	$(6)	$19	$17	$13	$5	183.3%

Effective Federal Income Tax Rate	35.0%	35.0%	35.0%	35.0%	35.0%

Average Equity, Excluding Goodwill and AOCI	$1,241	$1,238	$1,228	$1,217	$1,203	-3.1%

ROE, Excluding Goodwill	-2.1%	6.3%	5.4%	4.4%	1.8%

Loss Ratios by Product Line
Life	77.7%	72.0%	70.5%	72.3%	71.1%
Disability	79.7%	75.4%	79.3%	79.5%	67.2%
Dental	73.0%	72.3%	70.3%	69.1%	73.5%
Total non-medical	78.1%	73.6%	74.5%	75.3%	69.6%

Lincoln Financial Group
Other Operations – Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/15	6/30/15	9/30/15	12/31/15	3/31/16	Change
Other Operations
Operating revenues:
Insurance premiums	$-	$1	$11	$4	$3	NM
Net investment income	63	61	67	62	61	-3.2%
Amortization of deferred gain on
business sold through reinsurance	18	18	18	18	18	0.0%
Media revenues	14	16	-	-	-	-100.0%
Other revenues	-	-	-	2	-	NM
Total operating revenues	95	96	96	86	82	-13.7%
Operating expenses:
Interest credited	21	20	20	19	20	-4.8%
Benefits	27	30	52	31	29	7.4%
Media expenses	14	14	-	-	-	-100.0%
Commissions and other expenses	9	22	50	13	(8)	NM
Interest and debt expenses	68	69	67	68	68	0.0%
Total operating expenses	139	155	189	131	109	-21.6%
Income (loss) from operations before taxes	(44)	(59)	(93)	(45)	(27)	38.6%
Federal income tax expense (benefit)	(17)	(21)	(28)	(19)	(12)	29.4%
Income (loss) from operations	$(27)	$(38)	$(65)	$(26)	$(15)	44.4%

DAC, VOBA, DSI, DFEL
& Account Value Roll Forwards

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Consolidated – DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/15	6/30/15	9/30/15	12/31/15	3/31/16	Change
DAC, VOBA, and DSI
Balance as of beginning-of-period	$8,447	$8,391	$9,394	$9,111	$9,766	15.6%
Business acquired (sold) through reinsurance	-	15	2	-	-	NM
Deferrals	358	375	380	415	309	-13.7%
Operating amortization	(270)	(246)	(681)	(117)	(265)	1.9%
Deferrals, net of operating amortization	88	129	(301)	298	44	-50.0%
Amortization associated with benefit ratio unlocking	(2)	1	15	(3)	2	200.0%
Adjustment related to realized (gains) losses	4	(15)	(26)	20	(4)	NM
Adjustment related to unrealized (gains) losses	(146)	873	27	340	(573)	NM
Balance as of end-of-period	$8,391	$9,394	$9,111	$9,766	$9,235	10.1%

DFEL
Balance as of beginning-of-period	$1,401	$1,322	$1,797	$1,593	$1,952	39.3%
Deferrals	120	128	141	150	136	13.3%
Operating amortization	(76)	(73)	(306)	78	(84)	-10.5%
Deferrals, net of operating amortization	44	55	(165)	228	52	18.2%
Amortization associated with benefit ratio unlocking	-	-	2	(1)	-	NM
Adjustment related to realized (gains) losses	-	(2)	(3)	1	(1)	NM
Adjustment related to unrealized (gains) losses	(123)	422	(38)	131	(307)	NM
Balance as of end-of-period	$1,322	$1,797	$1,593	$1,952	$1,696	28.3%

DAC, VOBA, DSI, and DFEL Balance as of End-of-Period, After-Tax	$4,595	$4,938	$4,887	$5,079	$4,900	6.6%

Lincoln Financial Group
Annuities – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/15	6/30/15	9/30/15	12/31/15	3/31/16	Change
Fixed Annuities
Balance as of beginning-of-period	$18,661	$18,651	$18,597	$18,672	$19,082	2.3%
Gross deposits	293	365	566	656	668	128.0%
Full surrenders and deaths	(305)	(377)	(357)	(276)	(285)	6.6%
Other contract benefits	(149)	(166)	(168)	(176)	(127)	14.8%
Net flows	(161)	(178)	41	204	256	259.0%
Reinvested interest credited	146	117	31	200	103	-29.5%
Sales inducements deferred	5	7	3	6	7	40.0%
Balance as of end-of-period, gross	18,651	18,597	18,672	19,082	19,448	4.3%
Reinsurance ceded	(676)	(662)	(645)	(631)	(619)	8.4%
Balance as of end-of-period, net	$17,975	$17,935	$18,027	$18,451	$18,829	4.8%

Variable Annuities
Balance as of beginning-of-period	$104,073	$106,279	$106,600	$100,581	$103,146	-0.9%
Gross deposits	2,697	3,015	2,738	2,362	1,685	-37.5%
Full surrenders and deaths	(1,402)	(1,501)	(1,299)	(1,122)	(1,030)	26.5%
Other contract benefits	(938)	(939)	(944)	(1,009)	(946)	-0.9%
Net flows	357	575	495	231	(291)	NM
Change in market value and reinvestment	1,849	(254)	(6,514)	2,334	48	-97.4%
Balance as of end-of-period, gross	106,279	106,600	100,581	103,146	102,903	-3.2%
Reinsurance ceded	-	-	(1)	(1)	(1)	NM
Balance as of end-of-period, net	$106,279	$106,600	$100,580	$103,145	$102,902	-3.2%

Total
Balance as of beginning-of-period	$122,734	$124,930	$125,197	$119,253	$122,228	-0.4%
Gross deposits	2,990	3,380	3,304	3,018	2,353	-21.3%
Full surrenders and deaths	(1,707)	(1,878)	(1,656)	(1,398)	(1,315)	23.0%
Other contract benefits	(1,087)	(1,105)	(1,112)	(1,185)	(1,073)	1.3%
Net flows	196	397	536	435	(35)	NM
Change in market value and reinvestment	1,995	(137)	(6,483)	2,534	151	-92.4%
Sales inducements deferred	5	7	3	6	7	40.0%
Balance as of end-of-period, gross	124,930	125,197	119,253	122,228	122,351	-2.1%
Reinsurance ceded	(676)	(662)	(646)	(632)	(620)	8.3%
Balance as of end-of-period, net	$124,254	$124,535	$118,607	$121,596	$121,731	-2.0%

Lincoln Financial Group
Retirement Plan Services – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/15	6/30/15	9/30/15	12/31/15	3/31/16	Change
General Account
Balance at beginning-of-period	$16,229	$16,288	$16,469	$16,649	$16,588	2.2%
Gross deposits	418	452	425	562	420	0.5%
Withdrawals and deaths	(541)	(478)	(547)	(821)	(572)	-5.7%
Net flows	(123)	(26)	(122)	(259)	(152)	-23.6%
Transfers between fixed and variable accounts	61	84	176	71	168	175.4%
Reinvestment interest credited	121	123	126	127	123	1.7%
Balance at end-of-period	16,288	16,469	16,649	16,588	16,727	2.7%

Separate Account and Mutual Funds
Balance at beginning-of-period	$37,310	38,344	38,520	36,195	37,512	0.5%
Gross deposits	1,286	1,410	1,459	1,533	1,371	6.6%
Withdrawals and deaths	(1,048)	(1,078)	(1,086)	(1,495)	(1,141)	-8.9%
Net flows	238	332	373	38	230	-3.4%
Transfers between fixed and variable accounts	(74)	(81)	(161)	(62)	(149)	NM
Change in market value and reinvestment	870	(75)	(2,537)	1,341	179	-79.4%
Balance at end-of-period	38,344	38,520	36,195	37,512	37,772	-1.5%

Total
Balance as of beginning-of-period	$53,539	$54,632	$54,989	$52,844	$54,100	1.0%
Gross deposits	1,704	1,862	1,884	2,095	1,791	5.1%
Withdrawals and deaths	(1,589)	(1,556)	(1,633)	(2,316)	(1,713)	-7.8%
Net flows	115	306	251	(221)	78	-32.2%
Transfers between fixed and variable accounts	(13)	3	15	9	19	246.2%
Change in market value and reinvestment	991	48	(2,411)	1,468	302	-69.5%
Balance as of end-of-period	$54,632	$54,989	$52,844	$54,100	$54,499	-0.2%

Lincoln Financial Group
Life Insurance – Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/15	6/30/15	9/30/15	12/31/15	3/31/16	Change
General Account
Balance as of beginning-of-period	$34,612	$34,753	$34,930	$35,213	$35,545	2.7%
Deposits	921	964	1,012	1,082	945	2.6%
Withdrawals and deaths	(299)	(299)	(214)	(208)	(317)	-6.0%
Net flows	622	665	798	874	628	1.0%
Contract holder assessments	(814)	(830)	(855)	(882)	(868)	-6.6%
Reinvested interest credited	333	342	340	340	335	0.6%
Balance as of end-of-period, gross	34,753	34,930	35,213	35,545	35,640	2.6%
Reinsurance ceded	(782)	(773)	(770)	(763)	(763)	2.4%
Balance as of end-of-period, net	$33,971	$34,157	$34,443	$34,782	$34,877	2.7%

Separate Account
Balance as of beginning-of-period	$9,263	$9,635	$9,766	$9,213	$9,696	4.7%
Deposits	390	380	388	460	293	-24.9%
Withdrawals and deaths	(124)	(116)	(167)	(164)	(91)	26.6%
Net flows	266	264	221	296	202	-24.1%
Contract holder assessments	(130)	(127)	(132)	(143)	(135)	-3.8%
Change in market value and reinvestment	236	(6)	(642)	330	67	-71.6%
Balance as of end-of-period, gross	9,635	9,766	9,213	9,696	9,830	2.0%
Reinsurance ceded	(882)	(864)	(788)	(809)	(786)	10.9%
Balance as of end-of-period, net	$8,753	$8,902	$8,425	$8,887	$9,044	3.3%

Total
Balance as of beginning-of-period	$43,875	$44,388	$44,696	$44,426	$45,241	3.1%
Deposits	1,311	1,344	1,400	1,542	1,238	-5.6%
Withdrawals and deaths	(423)	(415)	(381)	(372)	(408)	3.5%
Net flows	888	929	1,019	1,170	830	-6.5%
Contract holder assessments	(944)	(957)	(987)	(1,025)	(1,003)	-6.3%
Change in market value and reinvestment	569	336	(302)	670	402	-29.3%
Balance as of end-of-period, gross	44,388	44,696	44,426	45,241	45,470	2.4%
Reinsurance ceded	(1,664)	(1,637)	(1,558)	(1,572)	(1,549)	6.9%
Balance as of end-of-period, net	$42,724	$43,059	$42,868	$43,669	$43,921	2.8%

Other Information

Lincoln
Financial Group®

You're In Charge®

Lincoln Financial Group
Select Investment Data
Unaudited (millions of dollars)

	As of 3/31/15		As of 12/31/15		As of 3/31/16
	Amount	%	Amount	%	Amount	%
AFS and Trading Securities, at Fair Value
AFS securities:
Corporate bonds	$77,063	84.0%	$74,032	84.5%	$76,956	84.7%
U.S. government bonds	452	0.5%	429	0.5%	450	0.5%
Foreign government bonds	561	0.6%	524	0.6%	532	0.6%
Mortgage-backed securities	4,674	5.1%	4,104	4.7%	4,028	4.4%
Asset-backed collateralized debt obligations	423	0.5%	589	0.7%	628	0.7%
State and municipal bonds	4,705	5.1%	4,480	5.1%	4,744	5.2%
Hybrid and redeemable preferred securities	935	1.0%	806	0.9%	726	0.8%
VIEs’ fixed maturity securities	598	0.7%	598	0.7%	599	0.7%
Equity securities	210	0.2%	237	0.3%	245	0.3%
Total AFS securities	89,621	97.7%	85,799	98.0%	88,908	97.9%
Trading securities	2,077	2.3%	1,854	2.0%	1,864	2.1%
Total AFS and trading securities	$91,698	100.0%	$87,653	100.0%	$90,772	100.0%

AFS and Trading Securities, at Amortized Cost
Fixed maturity securities	$82,579	99.8%	$84,241	99.7%	$84,853	99.7%
Equity securities	192	0.2%	226	0.3%	231	0.3%
Total AFS and trading securities	$82,771	100.0%	$84,467	100.0%	$85,084	100.0%

Percentage of Fixed Maturity AFS Securities, at Amortized Cost
Investment grade		94.9%		95.1%		94.6%
Below investment grade		5.1%		4.9%		5.4%

Lincoln Financial Group
Realized Gain (Loss) and Benefit Ratio Unlocking, After-DAC
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/15	6/30/15	9/30/15	12/31/15	3/31/16	Change
Realized Gain (Loss), Pre-Tax
Total operating realized gain (loss)	$43	$47	$45	$43	$44	2.3%
Total excluded realized gain (loss)	(91)	(37)	(18)	(183)	(158)	-73.6%
Total realized gain (loss), pre-tax	$(48)	$10	$27	$(140)	$(114)	NM

Realized Gain (Loss) Net of Benefit Ratio
Unlocking, After-Tax
Realized gain (loss) related to investments	$(10)	$(14)	$(26)	$(35)	$(64)	NM
Variable annuity net derivative results:
Hedge program performance, including unlocking
for GLB reserves hedged	(35)	-	(102)	(13)	(94)	NM
GLB non-performance risk component	7	(8)	84	(43)	67	NM
Total variable annuity net derivative results	(28)	(8)	(18)	(56)	(27)	3.6%
Indexed annuity forward-starting option	(13)	(4)	(18)	(8)	(15)	-15.4%
Gain (loss) on sale of subsidiaries/businesses	(1)	(1)	-	-	-	100.0%
Excluded realized gain (loss) net of
benefit ratio unlocking, after-tax	$(52)	$(27)	$(62)	$(99)	$(106)	NM

Components of Realized Gain (Loss)
Related to Investments, After-Tax
OTTI	$(8)	$(5)	$(12)	$(10)	$(23)	NM
Other realized gain (loss) related to certain investments	(9)	4	(4)	(12)	(46)	NM
Gain (loss) on the mark-to-market on certain instruments	7	(13)	(10)	(13)	5	-28.6%
Total realized gain (loss) related
to investments, after-tax	$(10)	$(14)	$(26)	$(35)	$(64)	NM

Lincoln Financial Group
Select Non-GAAP to GAAP Reconciliations
Unaudited (millions of dollars)

	For the Three Months Ended
	3/31/15	6/30/15	9/30/15	12/31/15	3/31/16	Change
Revenues
Operating revenues	$3,394	$3,417	$3,735	$3,354	$3,400	0.2%
Excluded realized gain (loss)	(91)	(37)	(18)	(183)	(158)	-73.6%
Amortization of DFEL on benefit ratio unlocking	-	-	(2)	-	-	NM
Amortization of deferred gains arising from reserve
changes on business sold through reinsurance	1	1	1	1	1	0.0%
Total revenues	$3,304	$3,381	$3,716	$3,172	$3,243	-1.8%

Excluded Realized Gain (Loss) Net of
Benefit Ratio Unlocking, After-Tax
Total excluded realized gain (loss)	$(60)	$(23)	$(11)	$(118)	$(102)	-70.0%
Benefit ratio unlocking	8	(4)	(51)	19	(4)	NM
Net gain (loss), after-tax	$(52)	$(27)	$(62)	$(99)	$(106)	NM

Net Income
Income (loss) from operations	$352	$371	$289	$382	$314	-10.8%
Excluded realized gain (loss)	(60)	(23)	(11)	(118)	(102)	-70.0%
Benefit ratio unlocking	8	(4)	(51)	19	(4)	NM
Net income (loss)	$300	$344	$227	$283	$208	-30.7%

Earnings (Loss) Per Common Share – Diluted
Income (loss) from operations	$1.35	$1.46	$1.11	$1.54	$1.25	-7.4%
Excluded realized gain (loss)	(0.23)	(0.09)	(0.04)	(0.48)	(0.41)	-78.3%
Benefit ratio unlocking	0.03	(0.02)	(0.20)	0.08	(0.02)	NM
Net income (loss)	$1.15	$1.35	$0.87	$1.14	$0.82	-28.7%